                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)           NOVEMBER 1, 2001
                                                 -------------------------------



                     WASHINGTON REAL ESTATE INVESTMENT TRUST
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Maryland                               1-6622             53-0261100
      --------------------------------------------------------------------------
      (State or other jurisdiction of  (Commission File       (IRS Employer
               incorporation)               Number)       Identification Number)



      6110 Executive Boulevard, Rockville, Maryland               20852
      --------------------------------------------------------------------------
      (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code   (301) 984- 9400
                                                   -----------------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         The undersigned registrant, in order to provide the financial statements required to be included in the Current Report on Form 8-K dated November 1, 2001 in connection with the acquisition of certain assets and the issuance of additional shares via an equity offering to pay for the acquisition of One Central Plaza, hereby amends the following items, as set forth in the pages attached hereto.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Financial Statements of Businesses Acquired
               -------------------------------------------

               1. One Central Plaza - Audited Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2000.

               In acquiring One Central Plaza, WRIT evaluated among other things, sources of revenue (including but not limited to, competition in the rental market, comparative rents and occupancy rates) and expenses (including but not limited to, utility rates, ad valorem tax rates, maintenance expenses and anticipated capital expenditures). After reasonable inquiry, management is not aware of any material factors affecting One Central Plaza that would cause the reported financial information not to be indicative of One Central Plaza's future operating results.

         (b)   Pro Forma Financial Information
               -------------------------------

               The following pro forma financial statements for a substantial majority of the assets acquired by WRIT in 2001 (as defined in Regulation S-X) are filed as an exhibit hereto:

               1. WRIT Unaudited Pro Forma Condensed and Consolidated Balance Sheet as of September 30, 2001.

               2. WRIT Unaudited Pro Forma Condensed and Consolidated Statements of Operations for the year ended December 31, 2000 and the nine months ended September 30, 2001.

         (c)   Exhibits
               --------

               23.  Consent of Auditors

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           WASHINGTON REAL ESTATE INVESTMENT TRUST
                           ---------------------------------------
                                       (Registrant)




                           By: /s/ Laura M. Franklin
                              ------------------------------------
                                             (Signature)

                              Laura M. Franklin
                              Managing Director,
                              Accounting, Administration and
                              Corporate Secretary

         January 15, 2002
         ----------------------
                (Date)

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
         Washington Real Estate Investment Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of One Central Plaza ("Historical Summary") for the year ended December 31, 2000. This Historical Summary is the responsibility of the Building's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the Building's revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in
Note 2 of One Central Plaza for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.



ARGY, WILTSE & ROBINSON, P.C.


McLean, Virginia
November 27, 2001

                                ONE CENTRAL PLAZA

        HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES

                          YEAR ENDED DECEMBER 31, 2000

Gross income:

   Base rents                                                 $   6,064,938
   Expense recoveries                                               179,448
   Other                                                             36,046
                                                                -----------

          Total gross income                                  $   6,280,432
                                                                ===========

Direct operating expenses:

   Insurance                                                  $      19,713
   Real estate taxes                                                418,228
   Repairs and maintenance                                          877,343
   Utilities                                                        658,408
                                                                -----------

          Total direct operating expenses                     $   1,973,692
                                                                ===========

    The accompanying notes are an integral part of this historical summary.

                                ONE CENTRAL PLAZA

                 NOTES TO HISTORICAL SUMMARY OF GROSS INCOME AND
                            DIRECT OPERATING EXPENSES

                                DECEMBER 31, 2000

NOTE 1 - NATURE OF BUSINESS

One Central Plaza is a twelve-story building located in Rockville, Maryland, containing approximately 269,000 rentable square feet. The operations of One Central Plaza consist of leasing office space to various tenants.

Expenses recoveries represent operating expenses, including real estate taxes, billed to the tenants and are recognized in the period the expenses are incurred.

All leases are classified as operating leases and expire at various dates prior to 2010. The following is a schedule by years of future minimum rents receivable on noncancelable operating leases in effect as of December 31, 2000:

                          2001                        $    5,953,350
                          2002                             5,488,061
                          2003                             5,141,796
                          2004                             4,715,438
                          2005                             3,186,949
                     Thereafter                            7,412,513
                                                        ------------

                                                      $   31,898,107
                                                        ============

During the year ended December 31, 2000, one tenant accounted for approximately 23% of the total base rents.

NOTE 2 - BASIS OF PRESENTATION

Washington Real Estate Investment Trust purchased One Central Plaza in April 2001. The Historical Summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This Historical Summary includes the historical gross income and direct operating expenses of One Central Plaza, exclusive of the following expenses which may not be comparable to the proposed future operations:

       (a)   Interest expense on existing mortgages and borrowings
       (b)   Depreciation of property and equipment
       (c)   Management and leasing fees
       (d)   Certain corporate and administrative expenses
       (e)   Provisions for income taxes

                     WASHINGTON REAL ESTATE INVESTMENT TRUST
               PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AND
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

The pro forma balance sheet as of September 30, 2001 presents consolidated financial information as if the acquisition of the Properties had taken place on December 31, 2000. The pro forma statements of operations for the year ended December 31,2000 present combined financial information as if the acquisition of the Properties had taken place as of January 1, 2000.

WRIT purchased One Central Plaza on April 19, 2001.

The pro forma statements of operations show earnings in the amount of $45,107,000 and $36,817,000 for the year ended December 31, 2000 and the nine months ended September 30, 2001, respectively, after giving effect to certain pro forma adjustments required to reflect the operating results as if the Properties had been acquired as of January 1, 2000.

                     WASHINGTON REAL ESTATE INVESTMENT TRUST
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2001
                                 (In thousands)

                                                                            PRO
                                                                           FORMA         PRO
                                                           REGISTRANT      ADJ'S        FORMA
                                                           ----------      -----        -----
Assets

  Real estate at cost                                     $   746,858     $     -   $  746,858

  Accumulated depreciation                                   (116,463)          -     (116,463)
                                                          -----------     -------   -----------
          Total Investment in Real Estate                     630,395           -      630,395

  Cash and cash equivalents, receivables,
        net of Allowance for doubtful accounts                 43,658           -       43,658
  Prepaid Expenses and Other Assets                            20,748           -       20,748
                                                          -----------     -------   -----------

          Total Assets                                    $   694,801     $     -   $  694,801
                                                          ===========     =======   ===========

Liabilities
  Senior notes payable                                    $   265,000     $     -   $  265,000
  Mortgage notes payable                                       85,641           -       85,641
  Accounts payable and other liabilities                       11,776           -       11,776
  Advance Rents                                                 2,791           -        2,791
  Tenant security deposits                                      6,071           -        6,071
                                                          -----------     -------   -----------
                                                              371,279           -      371,279

  Minority Interest                                             1,594           -        1,594

Shareholders' Equity
  Shares of beneficial interest, $0.01 par value                  387           -          387
  Additional paid in capital                                  321,541           -      321,541
                                                          -----------     -------   -----------

    Total Shareholders' equity                                321,928           -      321,928
                                                          -----------     -------   -----------
          Total Liabilities & shareholders' equity        $   694,801     $     -   $  694,801
                                                          ===========     =======   ===========

(1) No adjustments are necessary for One Central Plaza because the property was acquired prior to September 30, 2001. The property acquisition and operating activities are already reflected in WRIT's Balance Sheet as of September 30, 2001. The contract purchase price for One Central Plaza was paid through an equity offering.

                     WASHINGTON REAL ESTATE INVESTMENT TRUST
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                    (In thousands, except per share amounts)

                                                                                PRO
                                                                               FORMA             PRO
                                        REGISTRANT     ONE CENTRAL PLAZA       ADJ'S            FORMA
                                       ------------    -----------------    -----------         -------
Real Estate Revenue                    $   134,732     $           6,280     $    399 (3) #   $ 141,411
Real Estate Expenses                       (38,316)               (1,974)        (195)(1) -     (40,485)
                                       -----------     -----------------     ---------       -----------
                                            96,416                 4,307          204     -     100,926
Depreciation                               (22,723)                    -         (976)(2) -     (23,699)
                                       -----------     -----------------     ---------       -----------
Income From Real Estate                     73,693                 4,307         (771)    -      77,227

Other Income (Expense)
  Investment Income                            943                     -            -     -         943
  Interest Expense                         (25,531)                    -            -     -     (25,531)
  General and Administrative                (7,533)                    -            -     -      (7,533)
                                       -----------     -----------------     ---------       -----------

 Net Income                            $    41,572     $           4,307     $   (771)    #  $    45,106
                                       ===========     =================     =========       ===========

Net Income Per Share                   $      1.16                                           $      1.19

(1) Property Management Fees based on rate schedule paid by Registrant.

(2) Depreciation over 40 years, based upon the portion of the purchase price allocated to building and improvements.

(3) Garage rent from monthly parking based on Registrants contract in place with parking management company.

(4) On April 24, 2001 WRIT completed a public offering of 2,300,000 Shares of Beneficial Interest priced at $22.15 per share. $43.0 million of the $48.2 million net proceeds form the sale of shares was used to repay the $43.0 million of borrowing on April 19, 2001 for the acquisition of One Central Plaza.

                     WASHINGTON REAL ESTATE INVESTMENT TRUST
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                    (In thousands, except per share amounts)

                                                                         PRO
                                                                        FORMA            PRO
                                   REGISTRANT    ONE CENTRAL PLAZA      ADJ'S           FORMA
                                   -----------   -----------------   ----------     ------------
Real Estate Revenue                $   110,618    $       2,181       $     117 (3) $    112,916
Real Estate Expenses                   (31,805)            (675)            (64)(1)      (32,544)
                                   -----------   ---------------     ----------     ------------
                                        78,813            1,506              53           80,372
Depreciation                           (19,157)               -            (393)(2)      (19,550)
                                   -----------   ---------------     ----------     ------------
Income From Real Estate                 59,656            1,506            (340)          60,822

Other Income (Expense)
  Investment Income                        714                -              -               714
  Interest Expense                     (20,178)               -              -           (20,178)
  General and Administrative            (4,541)               -              -            (4,541)
                                   -----------   ---------------     ----------     ------------
 Net Income                        $    35,651   $        1,506     $      (340)    $     36,817
                                   ===========   ===============     ==========     ============

 Net Income Per Share              $      0.96                                      $       0.96



(1) Property Management Fees based on rate schedule paid by Registrant.

(2) Depreciation over 40 years, based upon the portion of the purchase price allocated to building and improvements.

(3) Garage rent from monthly parking based on Registrants contract in place with parking management company.

(4) On April 24, 2001 WRIT completed a public offering of 2,300,000 Shares of Beneficial Interest priced at $22.15 per share. $43.0 million of the $48.2 million net proceeds form the sale of shares was used to repay the $43.0 million of borrowing on April 19, 2001 for the acquisition of One Central Plaza.

(5) The pro forma amounts were derived by annualizing 164 days of actual results in 2001 and prorating for nine months.